Exhibit (h)(1)

AMENDMENT NO. 14 DATED DECEMBER 14, 2011 TO THE PROSHARES TRUST MANAGEMENT

SERVICES AGREEMENT DATED DECEMBER 15, 2005, BETWEEN PROSHARES TRUST AND

PROSHARE ADVISORS LLC

SCHEDULE A

TO THE MANAGEMENT SERVICES AGREEMENT

BETWEEN PROSHARES TRUST AND PROSHARE ADVISORS LLC

As of December 14, 2011

NAME OF FUND	COMPENSATION
(at Annual rate expressed as a percentage of average daily net assets of each Fund) (1)
ProShares Ultra S&P500	0.10%
ProShares Ultra MidCap400	0.10%
ProShares Ultra Dow30	0.10%
ProShares Ultra QQQ	0.10%
ProShares Ultra Russell1000 Value	0.10%
ProShares Ultra Russell1000 Growth	0.10%
ProShares Ultra Russell MidCap Value	0.10%
ProShares Ultra Russell MidCap Growth	0.10%
ProShares Ultra Russell2000 Value	0.10%
ProShares Ultra Russell2000 Growth	0.10%
ProShares Ultra Basic Materials	0.10%
ProShares Ultra Biotechnology	0.10%
ProShares Ultra Consumer Goods	0.10%
ProShares Ultra Consumer Services	0.10%
ProShares Ultra Financials	0.10%
ProShares Ultra Health Care	0.10%
ProShares Ultra Industrials	0.10%
ProShares Ultra Oil & Gas	0.10%
ProShares Ultra Precious Metals	0.10%
ProShares Ultra Real Estate	0.10%
ProShares Ultra Semiconductors	0.10%
ProShares Ultra Technology	0.10%
ProShares Ultra Telecommunications (2)	0.10%
ProShares Ultra Utilities	0.10%
ProShares Ultra Russell1000	0.10%
ProShares Ultra Russell MidCap	0.10%
ProShares Ultra Russell2000	0.10%
ProShares Ultra SmallCap600	0.10%
ProShares Ultra MSCI Japan	0.10%
ProShares Ultra MSCI Emerging Markets	0.10%
ProShares Ultra MSCI EAFE	0.10%
ProShares Ultra NASDAQ Biotechnology	0.10%

(1)	All fees are computed daily and paid monthly
(2)	Benchmark Index: Dow Jones U.S. Telecommunications Index
(3)	Benchmark Index: Dow Jones U.S. Select Telecommunications Index

NAME OF FUND	COMPENSATION
(at Annual rate expressed as a percentage of average daily net assets of each Fund) (1)
ProShares Ultra Telecommunications (3)	0.10%
ProShares Ultra FTSE China 25	0.10%
ProShares Ultra 7-10 Year Treasury	0.10%
ProShares Ultra 20+ Year Treasury	0.10%
ProShares Ultra NASDAQ Composite	0.10%
ProShares Ultra Aggregate Bond	0.10%
ProShares Ultra DJ Wilshire Total Market	0.10%
ProShares Ultra Russell3000	0.10%
ProShares Ultra MSCI Pacific ex-Japan	0.10%
ProShares Ultra MSCI Latin America	0.10%
ProShares Ultra MSCI Europe	0.10%
ProShares Ultra MSCI BRIC	0.10%
ProShares Ultra S&P Europe 350	0.10%
ProShares Ultra MSCI Brazil	0.10%
ProShares Ultra MSCI South Korea	0.10%
ProShares Ultra MSCI Taiwan	0.10%
ProShares Ultra MSCI Australia	0.10%
ProShares Ultra MSCI Hong Kong	0.10%
ProShares Ultra MSCI Mexico Investable Market	0.10%
ProShares Ultra KBW Regional Banking	0.10%
ProShares Short S&P500	0.10%
ProShares Short MidCap400	0.10%
ProShares Short Dow30	0.10%
ProShares Short QQQ	0.10%
ProShares Short Russell2000	0.10%
ProShares Short SmallCap600	0.10%
ProShares Short Russell1000	0.10%
ProShares Short Russell1000 Value	0.10%
ProShares Short Russell1000 Growth	0.10%
ProShares Short Russell MidCap Value	0.10%
ProShares Short Russell MidCap Growth	0.10%
ProShares Short Russell2000 Value	0.10%
ProShares Short Russell2000 Growth	0.10%
ProShares Short Basic Materials	0.10%
ProShares Short Biotechnology	0.10%
ProShares Short Consumer Goods	0.10%
ProShares Short Consumer Services	0.10%
ProShares Short Financials	0.10%
ProShares Short Health Care	0.10%
ProShares Short Industrials	0.10%
ProShares Short Oil & Gas	0.10%
ProShares Short Precious Metals	0.10%
ProShares Short Real Estate	0.10%
ProShares Short Semiconductors	0.10%
ProShares Short Technology	0.10%

(1)	All fees are computed daily and paid monthly
(2)	Benchmark Index: Dow Jones U.S. Telecommunications Index
(3)	Benchmark Index: Dow Jones U.S. Select Telecommunications Index

NAME OF FUND	COMPENSATION
(at Annual rate expressed as a percentage of average daily net assets of each Fund) (1)
ProShares Short Telecommunications (2)	0.10%
ProShares Short Telecommunications (3)	0.10%
ProShares Short Utilities	0.10%
ProShares Short NASDAQ Biotechnology	0.10%
ProShares Short Russell MidCap	0.10%
ProShares Short MSCI Japan	0.10%
ProShares Short MSCI Emerging Markets	0.10%
ProShares Short MSCI EAFE	0.10%
ProShares Short 7-10 Year Treasury	0.10%
ProShares Short 20+ Year Treasury	0.10%
ProShares Short NASDAQ Composite	0.10%
ProShares Short Aggregate Bond	0.10%
ProShares Short DJ Wilshire Total Market	0.10%
ProShares Short Russell3000	0.10%
ProShares Short MSCI Pacific ex-Japan	0.10%
ProShares Short MSCI Latin America	0.10%
ProShares Short MSCI Europe	0.10%
ProShares Short MSCI BRIC	0.10%
ProShares Short S&P Europe 350	0.10%
ProShares Short MSCI Brazil	0.10%
ProShares Short MSCI South Korea	0.10%
ProShares Short MSCI Taiwan	0.10%
ProShares Short MSCI Australia	0.10%
ProShares Short MSCI Hong Kong	0.10%
ProShares Short MSCI Mexico Investable Market	0.10%
ProShares Short KBW Regional Banking	0.10%
ProShares Short FTSE China 25	0.10%
ProShares UltraShort S&P500	0.10%
ProShares UltraShort MidCap400	0.10%
ProShares UltraShort Dow30	0.10%
ProShares UltraShort QQQ	0.10%
ProShares UltraShort Russell1000	0.10%
ProShares UltraShort Russell2000	0.10%
ProShares UltraShort SmallCap600	0.10%
ProShares UltraShort Russell1000 Value	0.10%
ProShares UltraShort Russell1000 Growth	0.10%
ProShares UltraShort Russell MidCap Value	0.10%
ProShares UltraShort Russell MidCap Growth	0.10%
ProShares UltraShort Russell2000 Value	0.10%
ProShares UltraShort Russell2000 Growth	0.10%
ProShares UltraShort Basic Materials	0.10%
ProShares UltraShort Biotechnology	0.10%
ProShares UltraShort Consumer Goods	0.10%
ProShares UltraShort Consumer Services	0.10%
ProShares UltraShort Financials	0.10%
ProShares UltraShort Health Care	0.10%
ProShares UltraShort Industrials	0.10%

(1)	All fees are computed daily and paid monthly
(2)	Benchmark Index: Dow Jones U.S. Telecommunications Index
(3)	Benchmark Index: Dow Jones U.S. Select Telecommunications Index

NAME OF FUND	COMPENSATION
(at Annual rate expressed as a percentage of average daily net assets of each Fund) (1)
ProShares UltraShort Oil & Gas	0.10%
ProShares UltraShort Precious Metals	0.10%
ProShares UltraShort Real Estate	0.10%
ProShares UltraShort Semiconductors	0.10%
ProShares UltraShort Technology	0.10%
ProShares UltraShort Telecommunications (2)	0.10%
ProShares UltraShort Utilities	0.10%
ProShares UltraShort Russell MidCap	0.10%
ProShares UltraShort MSCI Japan	0.10%
ProShares UltraShort MSCI Emerging Markets	0.10%
ProShares UltraShort MSCI EAFE	0.10%
ProShares UltraShort NASDAQ Biotechnology	0.10%
ProShares UltraShort Telecommunications (3)	0.10%
ProShares UltraShort FTSE China 25	0.10%
ProShares UltraShort 7-10 Year Treasury	0.10%
ProShares UltraShort 20+ Year Treasury	0.10%
ProShares UltraShort High Yield Corporate	0.10%
ProShares UltraShort Investment Grade Corporate	0.10%
ProShares UltraShort NASDAQ Composite	0.10%
ProShares UltraShort Aggregate Bond	0.10%
ProShares UltraShort DJ Wilshire Total Market	0.10%
ProShares UltraShort Russell3000	0.10%
ProShares UltraShort MSCI Pacific ex-Japan	0.10%
ProShares UltraShort MSCI Latin America	0.10%
ProShares UltraShort MSCI Europe	0.10%
ProShares UltraShort MSCI BRIC	0.10%
ProShares UltraShort S&P Europe 350	0.10%
ProShares UltraShort MSCI Brazil	0.10%
ProShares UltraShort MSCI South Korea	0.10%
ProShares UltraShort MSCI Taiwan	0.10%
ProShares UltraShort MSCI Australia	0.10%
ProShares UltraShort MSCI Hong Kong	0.10%
ProShares UltraShort MSCI Mexico Investable Market	0.10%
ProShares UltraShort KBW Regional Banking	0.10%
ProShares MSCI Latin America	0.10%
ProShares Credit Suisse 130/30	0.10%
ProShares UltraPro S&P500	0.10%
ProShares UltraPro QQQ	0.10%
ProShares UltraPro Dow30	0.10%
ProShares UltraPro Russell2000	0.10%
ProShares UltraPro MidCap 400	0.10%
ProShares UltraPro MSCI EAFE	0.10%
ProShares UltraPro 7-10 Year Treasury	0.10%
ProShares UltraPro 20+ Year Treasury	0.10%
ProShares UltraPro MSCI Emerging Markets	0.10%
ProShares UltraPro Short S&P500	0.10%
ProShares UltraPro Short QQQ	0.10%

(1)	All fees are computed daily and paid monthly
(2)	Benchmark Index: Dow Jones U.S. Telecommunications Index
(3)	Benchmark Index: Dow Jones U.S. Select Telecommunications Index

NAME OF FUND	COMPENSATION
(at Annual rate expressed as a percentage of average daily net assets of each Fund) (1)
ProShares UltraPro Short Dow30	0.10%
ProShares UltraPro Short Russell2000	0.10%
ProShares UltraPro Short MidCap400	0.10%
ProShares UltraPro Short MSCI EAFE	0.10%
ProShares UltraPro Short 7-10 Year Treasury	0.10%
ProShares UltraPro Short 20+ Year Treasury	0.10%
ProShares UltraPro Short MSCI Emerging Markets	0.10%
ProShares Ultra TIPS	0.10%
ProShares Short TIPS	0.10%
ProShares UltraShort TIPS	0.10%
ProShares Ultra Gold Miners	0.10%
ProShares Short Gold Miners	0.10%
ProShares UltraShort Gold Miners	0.10%
ProShares Ultra MSCI Canada	0.10%
ProShares Short MSCI Canada	0.10%
ProShares UltraShort MSCI Canada	0.10%
ProShares Ultra S&P Retail	0.10%
ProShares Short S&P Retail	0.10%
ProShares UltraShort S&P Retail	0.10%
ProShares UltraPro 3-7 Year Treasury	0.10%
ProShares UltraPro Short 3-7 Year Treasury	0.10%
ProShares Ultra 3-7 Year Treasury	0.10%
ProShares Short 3-7 Year Treasury	0.10%
ProShares UltraShort 3-7 Year Treasury	0.10%
ProShares RAFI Long/Short	0.10%
ProShares Hedge Replication ETF	0.10%
ProShares Ultra High Yield	0.10%
ProShares Short High Yield	0.10%
ProShares Ultra Investment Grade Corporate	0.10%
ProShares Short Investment Grade Corporate	0.10%
ProShares UltraPro Breakeven Inflation Rate – 10 Year	0.10%
ProShares UltraPro Short Breakeven Inflation Rate – 10 Year	0.10%
ProShares Breakeven Inflation Rate – 30 Year	0.10%
ProShares Short Breakeven Inflation Rate – 30 Year	0.10%
ProShares German Sovereign / Sub-Sovereign ETF	0.10%

[Portions of this Exhibit have been redacted]

(1)	All fees are computed daily and paid monthly
(2)	Benchmark Index: Dow Jones U.S. Telecommunications Index
(3)	Benchmark Index: Dow Jones U.S. Select Telecommunications Index

PROSHARE ADVISORS LLC,		PROSHARES TRUST,
a Maryland limited liability company		a Delaware statutory trust

By:	/s/ Michael L. Sapir	By:	/s/ Louis M. Mayberg
	Michael L. Sapir		Louis M. Mayberg
	Chief Executive Officer		President

(1)	All fees are computed daily and paid monthly
(2)	Benchmark Index: Dow Jones U.S. Telecommunications Index
(3)	Benchmark Index: Dow Jones U.S. Select Telecommunications Index